Loan	6 Months Ended
Jun. 30, 2021
Disclosure Of Loan [Abstract]
Loan
4.	Loan

Due to the COVID-19 pandemic, Swiss banks granted special COVID-19 loans under certain conditions with a guarantee by the Swiss Government. Our Company was eligible for a loan of CHF 50,000, which was granted on March 26th, 2020. The loan is interest-free and may be repaid at any time with a maximum term of five years. We repaid the entire loan as of June 16, 2021.

On September 8, 2020, FiveT Capital Holding Ltd., or FiveT, provided a convertible loan to Altamira Medica AG, or Altamira, one of our subsidiaries. The loan had a principal amount of CHF 1.5 million, a duration of 18 months, and carried an interest rate of 8% p.a. Under the terms of the agreement, FiveT had the right to convert the loan or parts thereof including accrued interest into common shares of either Altamira or Auris Medical Holding Ltd., subject to additional provisions and certain restrictions. On December 2, 2020, FiveT converted part of the loan and on March 4, 2021 the remaining outstanding amount into common shares of Auris Medical Holding Ltd., thus retiring the loan.

Interest in the first six months of 2021 included CHF 8,348 for interest and CHF 162,546 for amortization of the remaining transaction costs related to the FiveT loan.